UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2021 (September 8, 2021)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 8, 2021, XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) entered into a purchase agreement (the “Purchase Agreement”) between the Trust and the purchasers named therein (the “Purchasers”), in connection with the issuance and sale of 400,000 shares of the Trust's 6.50% Series 2026 Term Preferred Shares, par value $0.01 per share (the “Preferred Shares”) at a price of $25.00 per Preferred Share, plus accrued dividends from July 31, 2021 up to, but not including, the date of delivery, in a registered direct offering (the “Offering”).

The Offering has been made pursuant a prospectus supplement, dated September 8, 2021 and the accompanying prospectus, dated February 2, 2021, each of which constitute part of the Trust’s effective shelf registration statement on Form N-2 (File No. 333-251542) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The Trust has not retained a placement agent, underwriter, broker or dealer with respect to the Offering.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement filed herewith as Exhibit 10.1 incorporated herein by reference.

Pursuant to a letter agreement between the Trust and the investment manager of the Purchasers (the “Investment Manager”), the Investment Manager has agreed to vote or cause to be voted at any annual or special meeting of shareholders of the Trust all 2026 Preferred Shares held by the Purchasers, the Investment Manager, any person controlled by the Investment Manager, the Investment Manager’s immediate parent company, or any other investment vehicles or accounts sponsored or managed by the Investment Manager or any person controlled by the Investment Manager’s immediate parent company, or which the Investment Manager or any person controlled by the Investment Manager’s immediate parent company otherwise has or shares the power to vote, or to direct the voting of, as of the record date for the applicable annual or special meeting of shareholders of the Trust in the same proportion as the vote of all other holders, subject to certain exceptions. The foregoing is qualified in its entirety by reference to the full text of the Letter Agreement filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2021, the Trust adopted Amendment No. 1 to the Statement of Preferences of Term Preferred Shares (the “Statement of Preferences”) establishing and fixing the rights and preferences of the Preferred Shares. The Statement of Preferences, as amended, authorizes 1,596,000 Preferred Shares, liquidation preference $25.00 per share. A copy of Amendment No. 1 to the Statement of Preferences is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.	Other Events

On September 9, 2021, the Trust conducted the Offering pursuant to the Trust’s Registration Statement. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Preferred Shares is filed herewith as Exhibit 5.1 and incorporated herein by reference.

The Trust incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment No. 1 to the Statement of Preferences of Term Preferred Shares

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Direct Purchase Agreement, dated September 8, 2021, between the Trust and the Purchasers

10.2	Letter Agreement, dated September 8, 2021, between the Trust and the Investment Manager

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: September 9, 2021	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer